UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

(412) 454-2200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, WESCO International, Inc. (the “Company”) held its Annual Meeting of Stockholders. A quorum was present at the meeting. The following proposals were submitted by the Board of Directors to a vote of the stockholders and the voting tabulations for each matter are as follows:

Proposal 1 – Election of Ten Director Nominees

Nominee	For	Withheld	Broker Non-Votes
John J. Engel	40,192,543	2,667,311	3,118,687

Glynis A. Bryan	42,599,418	260,436	3,118,687

Anne M. Cooney	42,385,686	474,168	3,118,687

Matthew J. Espe	42,329,363	530,491	3,118,687

Bobby J. Griffin	41,488,262	1,371,592	3,118,687

Sundaram Nagarajan	42,677,006	182,848	3,118,687

Steven A. Raymund	41,562,154	1,297,700	3,118,687

James L. Singleton	40,041,050	2,818,804	3,118,687

Easwaran Sundaram	42,271,336	588,518	3,118,687

Laura K. Thompson	40,662,850	2,197,004	3,118,687

Based on the votes set forth above, each director nominee was duly elected to serve for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2026 or until their successors are otherwise duly elected and qualified.

Proposal 2 – Advisory Approval of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
39,098,276	3,541,883	219,695	3,118,687

Based on the votes set forth above, the stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Proposal 3 – Approval of Amendments to the Company’s Restated Certificate of Incorporation to Provide Stockholders with the Right to Request a Special Meeting of Stockholders

For	Against	Abstain	Broker Non-Votes
38,313,114	182,002	4,364,738	3,118,687

Based on the votes set forth above, the stockholders approved amendments to the Company’s Restated Certificate of Incorporation to provide stockholders with the right to request a special meeting of stockholders.

Proposal 4 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025

For	Against	Abstain
44,716,857	1,174,478	87,206

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. There were no broker non-votes on this proposal.

Proposal 5 – Shareholder Proposal to Give Shareholders the Ability to Call for a Special Shareholder Meeting

For	Against	Abstain	Broker Non-Votes
16,706,464	26,056,116	97,274	3,118,687

Based on the votes set forth above, the shareholder proposal to give shareholders the ability to call for a special shareholder meeting was not approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

May 28, 2025	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer